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                                                                   EXHIBIT 10.10

(TRINITY DEVELOPMENT CO., INC. LOGO)
      "A Robert L. Ott Company"

JIM RANKIN, JR.
President

Post Office Box 1735
Ott Land Title Building
Conway, Alkansas 72033

Phone (501) 336-0050
Fax (501) 329-4962

                                 LEASE EXTENSION

It is hereby understood and agreed by and between FIRST STATE BANK (Lessee), and TRINITY DEVELOPMENT CO., INC. (Lessor) that Lessee is hereby granted an extension of its lease of the Billboard located on Donaghey Avenue, Conway, Arkansas. Said original lease is dated January 4, 2002 and shall be extended according to its terms for three years beginning January 1, 2005 and ending December 31, 2008 for a rental amount of $425.00 per month. All other terms and conditions of the lease shall remain in full force and effect.

Agreed to this 2 day of Dec, 2004.

Beginning Date: January 1, 2005

Ending Date: December 31, 2008

TRINITY DEVELOPMENT CO., INC.           LESSOR


By:
    ---------------------------------
    Jim Rankin, Jr.


LORI CASE, FIRST STATE BANK,            LESSEE


By: /s/ Lori Case
    ---------------------------------
    Lori Case